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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                              DATED APRIL 24, 2002


                                       of


                                ARRIS GROUP, INC.


                             A Delaware Corporation
                   IRS Employer Identification No. 58-2588724
                            SEC File Number 001-16631




                             11450 TECHNOLOGY CIRCLE
                              DULUTH, GEORGIA 30097
                                 (678) 473-2000



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


On April 24, 2002, Arris Group, Inc. announced its first quarter results and the sale of its Keptel operations. These matters are more fully in the press releases included as Exhibit 99.1 and Exhibit 99.2 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)  EXHIBITS

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99.1     Press Release issued April 24, 2002.

99.2     Press Release issued April 24, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Arris Group, Inc.


                                       By:      /s/ Lawrence Margolis
                                           ------------------------------------
                                                Executive Vice President

DATED:  APRIL 26, 2002


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